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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated December 9, 1994, relating to the combined financial statements of the National Accounts Division of The Martin-Brower Company, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.




PRICE WATERHOUSE LLP
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PRICE WATERHOUSE LLP



Chicago, Illinois
October 18, 1996